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                                                                  EXHIBIT 10.21

                               SECURITY AGREEMENT

               THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of June 8, 1998 by and between ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company with its principal office at 11601 Wilshire Boulevard, Suite 402, Los Angeles, California 90025 ("DEBTOR"), and LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation with an office at Three World Financial Center, 200 Vesey Street, New York, New York 10285 ("SECURED PARTY").

                               W I T N E S S E T H

               WHEREAS, Secured Party and Debtor have entered into a certain Loan Agreement of even date herewith (the "LOAN AGREEMENT"), providing for a loan (the "LOAN") from Secured Party to Debtor in the principal amount of One Hundred Million Six Hundred Thousand and No/100 Dollars ($100,600,000.00);

               WHEREAS, in connection with the advance of the Loan, Debtor has made and delivered to Secured Party a certain Mortgage Note of even date herewith in the principal amount of One Hundred Million Six Hundred Thousand and No/100 Dollars ($100,600,000.00) (the "MORTGAGE NOTE");

               WHEREAS, the Loan is to be secured by, among other things, first priority liens on Debtor's assets consisting primarily of twelve (12) parcels of land and the improvements thereon (which improvements consist primarily of one or more office or industrial buildings on each parcel of land) (each parcel of land and the improvements thereon individually shall be known as a "PROPERTY" and collectively, the "PROPERTIES") and related assets, which Properties are described on EXHIBIT A-1 THROUGH EXHIBIT A-12 hereto; and

               WHEREAS, in order to further secure the full and timely payment by Debtor of the Loan and all amounts due under or in connection with the Loan Agreement, the Mortgage Note, and the other Loan Documents (as defined in the Loan Agreement), Debtor has agreed to grant to Secured Party, among other things, a security interest in the Collateral (as defined herein).

               NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows (and all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in, or the meanings incorporated by reference to other documents in, SECTION 7 hereof):


1. SECURITY INTEREST
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       1.1     COLLATERAL

               As security for the due and punctual payment and performance by Debtor of each and every obligation, agreement, and covenant of Debtor to Secured Party, including, without limitation, the payment when due of the full amount of the Loan, together with interest thereon, the payment of all other amounts from time to time owing under the Loan Documents, and the full performance of all obligations of Debtor under the Loan Agreement, the Mortgage Note, the Mortgage and all other Loan Documents (collectively the "SECURED OBLIGATIONS"), Debtor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in and lien on, in addition to and together with the interests granted under the Mortgage and other Security Documents, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "COLLATERAL"):

               (1) All personal property of whatever kind or nature whatsoever used in the operation of the Properties or any of them, or in any way related to the Land, the Improvements or any other improvements on the Land, whether located on, affixed to, or attached to the Land or Improvements or any of said Land or Improvements or otherwise related thereto or arising therefrom, and whether tangible or intangible, direct or indirect, fully matured or contingent, and all extensions, additions, Improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing, including, without limitation, all oil and gas rights, water rights, minerals and mineral rights and other rights of every kind or nature, all machinery, all equipment, all screens, window shades, blinds, storm doors and windows, floor coverings, awnings, cabinets, chairs, desks, tables, lamps, vases and other items of furniture and furnishings, all supplies and inventory, all art work, plants and adornments, all bathroom and other fixtures and appliances, and all telephones, televisions, radios, remote control units, cable boxes, and other electronic equipment and all vending and ice machines, and including, without limitation, all of the foregoing property that now are or hereafter become attached or affixed to the Land or the Improvements in such a way as to constitute them "fixtures" under applicable law (the "FIXTURES");

               (2) Any and all additions and accessions to the foregoing, and all proceeds thereof, including, without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all Awards and other payments as a result of any Taking, all Insurance Proceeds, and all proceeds of the Title Insurance Policies, together with all amounts received by Secured Party or by the Mortgage Trustee, as applicable, or due and payable to the Mortgage Trustee or Secured Party, as applicable, pursuant to the Mortgage or other Loan Documents, including, without limitation, any unearned premiums or refunds of premiums on any insurance policies covering all or any part of the Collateral and the right to receive and apply the proceeds of any insurance, or of any judgments or settlements made in lieu thereof for damage to or diminution of the Collateral, in accordance with the terms of the Mortgage;

               (3) All real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same, which Debtor may have, which may be made with respect to any Collateral, whether from a Taking thereof or for any



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other injury to, decrease in the value of, or other occurrence affecting any
Collateral, subject to the rights of tenants under any leases or subleases of the Collateral to the extent such leases are not subordinate to the terms of this Security Agreement;

               (4) All "accounts" (as defined in the U.C.C.), all accounts receivable, and all Rents (as defined in the Loan Agreement), issues, profits, revenues, royalties, bonuses, rights and benefits due, payable, accruing or arising out of, or with respect to any Collateral, including, without limitation, all vending machine receipts, all telephone revenues, all other revenues derived from or generated at the Properties or any of them and all deposits of money as advance rent, for security or as earnest money or as a down payment or deposit for the purchase of all or any part of any Collateral (collectively, the "RENTS AND REVENUES"), and Debtor does hereby transfer and assign to Secured Party all present and future leases, subleases, underlettings, management agreements, concession agreements, licenses, contracts or other agreements relating to the ownership of any Collateral or to the occupancy or use of all or any portion of any Property (including all of Debtor's rights under any contracts for the sale of any portion of any Collateral, and all revenues and royalties under any oil, gas and mineral leases relating to the Land on which any of the Properties are located) (collectively, the "LEASES AND CONTRACTS") and all Rents and Revenues derived by Debtor therefrom and otherwise from any Collateral and the right to apply such Rents and Revenues to the payment of the Mortgage Note and the other Secured Obligations, together with the security deposits or other payments or instruments delivered as security under such Leases and Contracts (the grant of such security deposits and other security being subject to application in accordance with the express requirements of such Leases and Contracts and any other agreements applicable thereto); provided, however, that, subject to the provisions of the Loan Agreement (including SCHEDULE 5.11 thereof) and the other Loan Documents, Secured Party hereby grants to Debtor the right to collect and receive the Rents and Revenues as they become due and payable under the Leases and Contracts until such time as an Event of Default (as hereinafter defined) shall have occurred; and provided further, that the existence of such right to collect and receive Rents and Revenues shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Debtor, and any such subsequent assignment shall be subject to the rights of Secured Party hereunder and of Secured Party or the Mortgage Trustee, as applicable, under the Mortgage and other Security Documents;

               (5) All "general intangibles" (as defined in the U.C.C.) relating to any Property, including, without limitation, to the extent assignable, all rights relating to design, development, operation, and use of any Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental agency in connection with the development, use, operation or management of any Property, all construction, service, engineering, consulting, architectural and other similar contracts concerning the design, construction, operation, occupancy and/or use of any Property, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of any Property, and all payment and performance bonds or warranties or guarantees relating to any Property; all rights in deposit accounts, bank accounts and any investments of Rents and Revenues, the Cash Collateral Account, the Lockbox Account, the TI Reserve Account, the Environmental Reserve Account, all rights of Debtor in, to and under the Management Agreement, Debtor's operating agreement, the Contribution


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Agreement, and all rights under the Leases and Contracts, all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to any part of any Property; all renewals, extensions and continuations-in-part of the items referred to above; any written agreements granting to Debtor any right to use any trademark or trademark registration at or in connection with any part of the Property; and the right of Debtor to sue for past, present and future infringements of the foregoing; and the right in the name and on behalf of Debtor to appear in and defend any action or proceeding brought with respect to any part of Debtor's real or personal property and to commence any action or proceeding to protect the interest of Debtor in such Collateral;

               (6) All equipment, inventory, motor vehicles, all items of personal property described in clause (1) of this SECTION 1.1, all stocks, bonds, interests in mutual funds and other investments, all rights under equipment leases and all bills of lading and warehouse receipts and all securities, security entitlements and other investment property held or for the Cash Collateral Account, the Lockbox Account, the TI Reserve Account or the Environmental Reserve Account, any and all related securities accounts in or through which any such security entitlement is carried, all certificates and other evidences of ownership of or other interests in securities or other investment property, and all proceeds of or other distributions on or with respect to securities, security entitlements or other investment property, including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any securities, security entitlements or other investment property;

               (7) To the extent not otherwise included in any of the classes or categories enumerated above, all equipment, inventory, documents, instruments, and chattel paper (as each of such terms is defined in the U.C.C.);

               (8) All extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, all or any portion of the foregoing or of any other Property, and any Property hereafter acquired or assembled by or released to Debtor or constructed, assembled or placed by Debtor on any Property, immediately upon such acquisition, assembling, release, construction or placement, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Debtor, and any and all such extensions, improvements, betterments, renewals, substitutes and replacements shall become to the fullest extent permitted by law subject to the lien of this Security Agreement, and the security and other interests created hereby, as fully and completely, and with the same effect, as though now owned by Debtor and specifically described herein; and

               (9) To the extent not otherwise included in any of the foregoing classes or categories of personal property, all proceeds (including, without limitation, all proceeds as defined in the U.C.C. and all cash and non-cash proceeds as referred to in Section 552 of the United States Bankruptcy Code), products, offspring and profits of or from any of the foregoing.


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       1.2     FINANCING STATEMENTS

               Debtor shall execute all financing statements, continuation statements, assignments, certificates, and other documents and instruments with respect to the Collateral pursuant to the U.C.C. and otherwise as may be necessary or reasonably requested by Secured Party to perfect or from time to time to publish notice of, continue or renew the security interests granted hereby (including, without limitation, such financing statements, continuation statements, certificates, and other documents as may be necessary or reasonably requested to perfect a security interest in any additional property or rights hereafter acquired by Debtor or in any replacements, products or proceeds thereof), in each case in form satisfactory to Secured Party, and Debtor will pay the cost of filing the same in all public offices where filing is necessary or reasonably requested by Secured Party and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing. Debtor grants Secured Party the right, at any time and at Secured Party's option, and at Debtor's expense, to file any or all such financing statements, continuation statements, and other documents pursuant to the U.C.C. and otherwise as Secured Party reasonably may deem necessary or desirable.


       1.3     INJURY TO COLLATERAL

               No injury to, or loss or destruction of the Collateral or any part thereof shall relieve Debtor of any of the Secured Obligations.


2. REPRESENTATIONS AND WARRANTIES OF DEBTOR


               Debtor hereby represents and warrants to Secured Party that:


       2.1     TITLE TO COLLATERAL

               Debtor is the sole owner of, and has good, valid, and marketable title to, the Collateral, free from all mortgages, pledges, liens, security interests, hypothecations, assignments, charges, rights, restrictions or encumbrances (individually an "ENCUMBRANCE" and collectively the "ENCUMBRANCES") in favor of any person other than Secured Party, except Encumbrances as are permitted by and in accordance with the Loan Documents (collectively the "PERMITTED ENCUMBRANCES"), and Debtor has full right and power to grant Secured Party a lien thereon and a security interest therein.


       2.2     PERFECTED SECURITY INTEREST

               This Security Agreement creates a good and valid lien on and security interest in the Collateral. Debtor will take all actions necessary to ensure that such lien will be perfected as a first priority lien on the Collateral.


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       2.3     BANKRUPTCY MATTERS

               Debtor has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of all or substantially all of its assets, suffered the attachment or other judicial seizure of all or substantially all of its assets, admitted its inability to pay its debts as they come due, or made an offer of settlement, extension or composition to its creditors generally. Debtor is not insolvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby or by the Loan Documents.


       2.4     REPRESENTATIONS AND WARRANTIES UNDER THE LOAN AGREEMENT

               The representations and warranties of the Borrower contained in the Loan Agreement and each of the other Loan Documents are true and correct as of the date hereof to the same extent as if set forth in full herein.


3.  COVENANTS OF DEBTOR


       3.1     GENERAL COVENANTS RELATING TO COLLATERAL

               Until all of the Secured Obligations have been paid and performed in full, Debtor hereby covenants that, unless Secured Party otherwise consents in advance in writing:

               3.1.1 COLLATERAL.

               Debtor shall (a) execute and deliver any and all documents, or cause the execution and delivery of any and all documents, necessary or, in Secured Party's reasonable judgment, desirable to create, perfect, preserve, validate or otherwise protect Secured Party's lien on and security interest in the Collateral and the priority thereof, (b) maintain, or cause to be maintained, at all times Secured Party's lien on and security interest in the Collateral and the priority thereof, (c) promptly upon learning thereof, report to Secured Party any matters that might materially and adversely affect the value or enforceability or collectibility of any of the Collateral, (d) defend the Collateral and Secured Party's interests therein against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party and pay all costs and expenses (including, without limitation, reasonable attorneys' fees and charges) incurred in connection with such defense, (e) at Debtor's sole cost and expense, settle any and all such claims and disputes and indemnify and protect Secured Party against any liability, loss, cost or expense (including, without limitation, reasonable attorneys' fees and charges), arising therefrom or out of any matter affecting any of the Collateral (provided, however, if Secured Party shall so elect after the occurrence and during the continuation of an Event of Default hereunder, Secured Party shall have the right at all times to settle, compromise, adjust or liquidate all claims or disputes directly with any debtor or other obligor of Debtor upon such terms and conditions as


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Secured Party reasonably deems advisable, and to charge all costs and expenses thereof (including, without limitation, reasonable attorneys' fees and charges) to Debtor's account and to add them to the Secured Obligations, whereupon such costs and expenses shall be and become part of the Secured Obligations).

               3.1.2 NO CHANGE IN PLACES OF BUSINESS OR COLLATERAL.

               Debtor shall (a) maintain its places of business and its principal office only in the locations set forth in EXHIBIT B attached hereto, and in such other places as Debtor may select, provided that Debtor shall provide to Secured Party at least thirty (30) days prior written notice of any changes in or additions to the locations of Debtor's places of business or of Debtor's principal office and shall make all filings in the applicable jurisdictions necessary to maintain Secured Party's lien on and security interest in the Collateral and the priority thereof in connection with any such changes or additions, (b) keep, store and maintain the Collateral only at the foregoing locations, and (c) keep and maintain the records and books of account relating to the Collateral only at Debtor's principal office or at the Property to which they relate.

               3.1.3 NO IMPAIRMENT.

               Debtor shall not take or permit to be taken any action in connection with the Collateral which would impair in any material respect the value of the interests or rights of Debtor therein or which would impair the interests or rights of Secured Party therein or with respect thereto.


       3.2     AFFIRMATIVE COVENANTS

               Until all Secured Obligations have been paid and performed in full, Debtor hereby covenants and agrees that it shall, unless Secured Party otherwise consents in advance in writing:

               3.2.1 INSURANCE.

               Maintain and keep in full force and effect with Qualified Insurance Companies, insurance in such amounts and covering such risks as is required under the Loan Agreement and the Mortgage. Secured Party shall be named as an additional insured or loss payee, as applicable, with Debtor on all policies insuring the Collateral or any part thereof, as its interests may appear, and Debtor hereby assigns to Secured Party all monies payable under such insurance after the occurrence and during the continuation of an Event of Default. Debtor directs all insurers of the Collateral to make payment directly to Secured Party if an Event of Default has occurred and is continuing.

               3.2.2 PERFORMANCE OF CONTRACTUAL OBLIGATIONS.

               Perform in accordance with its terms and conditions, and comply with all provisions of, each security issued by Debtor and each indenture, note, lease, commitment, or other agreement, contract, instrument or undertaking to which Debtor is a party or by which it or


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any of its property is bound (including, without limitation, the Mortgage, the
Mortgage Note, and all other agreements or documents referred to herein or therein or contemplated hereby or thereby).


       3.3     NEGATIVE COVENANTS

               Until all Secured Obligations have been paid and/or performed in full, Debtor hereby covenants and agrees that it shall not, unless Secured Party otherwise consents in advance in writing:

               3.3.1 ENCUMBRANCES.

               Create, incur, assume or suffer to exist any Encumbrance upon any of its properties, assets or revenues, whether now owned or hereafter acquired, except: (i) Encumbrances for taxes not yet due and payable or taxes which are being contested in good faith and by proper proceedings if adequate reserves with respect thereto are maintained on the books of Debtor in accordance with generally accepted accounting principles and in accordance with the terms of the Loan Agreement and the Mortgage; (ii) Encumbrances created under this Security Agreement; and (iii) Permitted Encumbrances.

               3.3.2 SALE OF ASSETS.

               Sell, lease, assign, pledge, transfer or otherwise dispose of any of its assets, whether now owned or hereafter acquired, except as permitted by the Loan Documents, the Mortgage and SECTION 6.5 hereof.

               3.3.3 OTHER AGREEMENTS.

               Enter into any commitment, agreement, or undertaking containing any provision which would be violated or breached by Debtor's performance of any of its obligations hereunder or any related agreement.


4.     EVENTS OF DEFAULT

For purposes of this Security Agreement, the term "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the following events:


       4.1     REPRESENTATIONS AND WARRANTIES

               Any representation or warranty made by or on behalf of Debtor in this Security Agreement shall prove to have been incorrect or breached in any material respect on or as of any date made or deemed made, which failure remains uncured for a period of thirty (30) days after the receipt of written notice of such failure; provided, however, that it shall not be an Event of Default if such failure is curable but is not reasonably susceptible of being cured within such


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thirty (30) day period but Debtor promptly commences attempts to cure within such thirty (30) day period and thereafter diligently pursues such cure to completion (but in no event later than one hundred eighty (180) days after receipt of such written notice); or


       4.2     MATERIAL BREACH OF COVENANT

               Failure by Debtor to perform or comply in any material respect with any non-monetary term, covenant or condition imposed in this Security Agreement, (a) which failure remains uncured for a period of thirty (30) days after receipt of written notice of such failure, or (b) in the case of any failure or breach of covenant relating to the maintenance of insurance as provided herein, which failure remains uncured for a period of ten (10) days after receipt of written notice of such failure; provided, however, that, in the case of clause (a), it shall not be an Event of Default if such failure is curable but it is not reasonably susceptible of being cured within such thirty
(30) day period but Debtor promptly commences to cure within such thirty (30) day period and thereafter diligently pursues such cure to completion (but in no event later than one hundred eighty (180) days after receipt of such written notice); or


       4.3     EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS

               An Event of Default under the Loan Agreement, the Mortgage, or any other Loan Document shall occur.


5.     RIGHTS AND REMEDIES OF SECURED PARTY



       5.1 MISCELLANEOUS RIGHTS OF SECURED PARTY

               Upon the occurrence and during the continuation of any Event of Default hereunder, Secured Party shall have the right (a) to declare all of the monetary Secured Obligations including, without limitation, the obligations of Debtor under the Mortgage Note, to be immediately due and payable, whereupon all such Secured Obligations shall become immediately due and payable without presentment, demand, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Debtor, anything contained herein to the contrary notwithstanding; (b) to exercise any one or more of the rights and remedies exercisable by Secured Party under any other provisions of this Security Agreement, or any other related agreement or exercisable by a secured party under the U.C.C. or under any other applicable law; and (c) to exercise, in the name of Debtor or in the name of Secured Party, such rights and powers with respect to the Collateral as Debtor might exercise, including, without limitation, the right to:

               (i) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;


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               (ii)   insure, process, and preserve the Collateral;

               (iii) transfer the Collateral or any part thereof to the name of Secured Party or to the name of Secured Party's nominee;

               (iv) receive, open, and dispose of mail addressed to Debtor relating to the Collateral or any part thereof;

               (v) collect and endorse, receive, and give receipts for all dividends, interest, rent, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral or any part thereof or on account of its sale or lease;

               (vi) initiate, pursue, compromise, settle or withdraw any claims, suits or proceedings pertaining to the Collateral or any part thereof or to any dividend, interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

               (vii) take possession of and endorse in the name of Debtor or in the name of Secured Party, for the account of Debtor, any bills of exchange, checks, drafts, money orders, notes or any other chattel paper, documents or instruments constituting all or any part of the Collateral or received as a dividend, interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

               (viii) appoint another (who may be an employee, officer or other representative of Secured Party) to do any of the foregoing on behalf of Secured Party; and

               (ix) take any other action which Secured Party deems necessary or desirable to protect or realize upon its security interest in the Collateral or any part thereof, and Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to take any such action, including, without limitation, the execution and delivery of any and all documents or instruments related to the Collateral or any part thereof in Debtor's name, and said appointment shall create in Secured Party a power coupled with an interest which shall be irrevocable.

provided, that, Secured Party shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property under the Mortgage as an alternative to proceeding in accordance with the provisions of the U.C.C.

       5.2     RIGHT OF SECURED PARTY TO TAKE POSSESSION AND FORECLOSE

               Upon the occurrence and during the continuation of any Event of Default, Secured Party shall have the right and power to take possession of the Collateral and of any and all books of account and records of Debtor relating to any of the Collateral, the right to place Secured Party's representatives upon any premises on which the Collateral or any part thereof or any such


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


books of account or records may be situated with full power to remove the same therefrom, and the right to exclude Debtor and all persons claiming under Debtor from any access to the Collateral or to any part thereof, and Secured Party and such representatives are hereby granted the irrevocable license to enter upon such premises (including, without limitation, the Properties and all parts thereof) for such purpose. Secured Party may require Debtor to assemble the Collateral or any part thereof and to make the same (to the extent the same is moveable) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party. Secured Party may render the Collateral or any part thereof unusable without removing the same from the premises on which it may be situated, and may sell the same on the premises of Debtor if such Collateral or part thereof is situated thereon. Secured Party may make formal application for the transfer of all of Debtor's permits, licenses, approvals, agreements, and the like relating to the Collateral or to Debtor's business to Secured Party or to any assignee of Secured Party or to any purchaser of any of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor at least ten (10) days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, which notice shall constitute reasonable notice (and which notice may be made in conjunction with the notice of any actions taken or to be taken under the Mortgage). In addition to exercising the foregoing rights, Secured Party may, to the extent permitted by law, arrange for and conduct the sale of the Collateral at a public or private sale, as Secured Party may elect, which sale may be conducted by an employee or representative of Secured Party and which sale may, at Secured Party's election, be made contemporaneously with and as part of any foreclosure or other sale of the Properties or any portion thereof at which such Collateral is located, pursuant to the Mortgage, and any such sale shall be considered or deemed to be a sale made in a commercially reasonable manner. Secured Party may release, temporarily or otherwise, to Debtor any item of Collateral of which Secured Party has taken possession pursuant to any right granted to Secured Party by this Security Agreement without waiving any rights granted to Secured Party under this Security Agreement, the Loan Agreement, the Mortgage Note, any other Loan Document or any other agreement related hereto or thereto. Debtor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Each successor and assign of Debtor, including a holder of a lien subordinate to the lien created hereby (without implying that Debtor has, except as expressly provided herein, a right to grant an interest in, or a subordinate lien on, any of the Property), by acceptance of its interest or lien agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. Debtor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

       5.3     RIGHT OF SECURED PARTY TO COLLECT AND SERVICE ACCOUNTS

               Upon the occurrence and during the continuation of any Event of Default, Secured Party may notify or may require Debtor to notify any person or entity obligated to Debtor under any account forming all or any part of the Collateral, whether now existing or hereafter acquired, that the same has been assigned to Secured Party and that such obligor should make payment or performance of its obligations under such account directly to Secured Party, and Secured Party may take possession of and exercise control over all proceeds of any such account in Debtor's possession or otherwise, and may take any other action which Secured Party deems necessary or desirable to collect any such account or the proceeds thereof. To evidence Secured Party's rights hereunder, Debtor shall, at Debtor's expense, execute such assignments or endorsements of any such account, or of the proceeds thereof, as Secured Party may request.


       5.4     RIGHT OF SECURED PARTY TO USE AND OPERATE COLLATERAL

               Upon Secured Party's taking possession of all or any part of the Collateral, pursuant to any right granted Secured Party by this Security Agreement or otherwise, Secured Party shall have the right to hold, store, and/or use, operate, manage, and control the same. Upon any such taking of possession, Secured Party may (but shall not be obligated to), from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions, and improvements to and of all or any of the Collateral as Secured Party may deem proper. In any such case Secured Party shall have the right to exercise all rights and powers of Debtor in respect of the Collateral or any part thereof as Secured Party shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues, and other income of the same and every part thereof.


       5.5     APPLICATION OF PROCEEDS

               All dividends, interest, rents, issues, profits, fees, revenues, income, and other proceeds from collecting, holding, managing, renting, selling or otherwise disposing of the Collateral by Secured Party or any part thereof shall be applied by Secured Party in the order described in SECTION 2.4.5 of the Loan Agreement.


       5.6     RIGHT OF SECURED PARTY TO APPOINT RECEIVER

               Upon the occurrence and during the continuation of any Event of Default, Secured Party shall, as a matter of right and without any requirement of notice, to the extent permitted under applicable law, be entitled to appoint a receiver for all of any part of the Property, whether such receivership be incidental to a proposed sale of the Property or otherwise. All disbursements made by the receiver under this SECTION 5.6 and the expenses of receivership shall be added to and be a part of the Secured Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Security Agreement and shall be due and payable upon demand therefor and thereafter shall bear interest at the Default Interest Rate.

       5.7     REMEDIES CUMULATIVE

               The rights and remedies of Secured Party under the Mortgage, the Loan Agreement, this Security Agreement, or any other related agreement are cumulative and shall in no way affect, or deprive Secured Party of, or be deemed to constitute a waiver by Secured Party of, any other rights or remedies allowed to the party at law or in equity. No notice to or demand on Debtor in any case shall entitle Debtor to any other notice or demand in similar or other circumstances and the exercise of any one remedy shall not impair Secured Party's right simultaneously or at any time or in any order to exercise any other remedy nor shall the exercise of any remedy in one case impair or otherwise affect Secured Party's right or ability to exercise such remedy contemporaneously or again in the same case or in any other case.


       5.8     WAIVER OF RIGHTS

               To the extent permitted under applicable law, Debtor waives all rights and remedies of a debtor under the U.C.C. or other applicable law, and all formalities prescribed by law relative to the sale or disposition of the Collateral (other than notice of sale) after the occurrence and during the continuation of an Event of Default and all other rights and remedies of Debtor with respect thereto. In exercising its right to take possession of the Collateral upon the occurrence and during the continuation of an Event of Default hereunder, Secured Party, personally or by its agents or attorneys, and subject to the rights of any tenant under any lease or sublease of the Property, to the fullest extent permitted by law, may enter upon any part of the Land without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned. In the event Secured Party elects to proceed with respect to the Collateral, separately from the real property, Secured Party shall give at least ten (10) days notice of the sale of the Collateral, which shall for all purposes be deemed to be commercially reasonable.


6.     MISCELLANEOUS PROVISIONS



       6.1     ADDITIONAL ACTIONS AND DOCUMENTS

               Debtor hereby agrees to take or cause to be taken such further actions, to execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms, and conditions of, and the remedies set forth in, this Security Agreement, whether before, at, or after the occurrence of an Event of Default hereunder.


       6.2     EXPENSES

               Debtor agrees to reimburse and save Secured Party harmless against liability for the payment of all out-of-pocket expenses arising in connection with the administration or enforcement of, or the preservation or exercise of, any rights (including the right to collect and dispose of the Collateral) under, this Security Agreement, including, without limitation, the reasonable fees and other charges of counsel to Secured Party arising in such connection, and all such fees and other charges shall be added to Debtor's obligations secured hereby.


       6.3     NOTICES

               All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Security Agreement shall be in writing and shall be deemed to have been given when received by the addressee or upon refusal of the addressee to accept delivery or upon failure of delivery due to change of address or telecopy number other than in accordance with this SECTION 6.3. All such notices, demands, requests, or other communications shall be delivered by hand or by telecopy or mailed or delivered by registered or certified mail, return receipt requested, postage prepaid, or by reputable, nationally-recognized overnight courier, delivery charges prepaid, and addressed or directed as follows:

               IF TO SECURED PARTY:

                      Lehman Brothers Realty Corporation
                      Three World Financial Center
                      200 Vesey Street
                      New York, New York 10285
                      Attn.:  Commercial Loan Surveillance
                      Telecopy:  (212) 528-6659

               IF TO DEBTOR:

                      Arden Realty Finance IV, L.L.C.
                      11601 Wilshire Boulevard
                      Suite 402
                      Los Angeles, California 90025
                      Attn.:  Diana M. Laing



       6.4     WAIVER OF RIGHT TO JUDICIAL HEARING; JURY

               DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO SECURED PARTY UNDER THIS SECURITY AGREEMENT, AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. DEBTOR HEREBY COVENANTS AND AGREES NOT TO ELECT

TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHTS TO TRIAL BY JURY TO THE FULL EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. DEBTOR'S WAIVERS, COVENANTS AND AGREEMENTS UNDER THIS SECTION 6.4 HAVE BEEN MADE VOLUNTARILY AND KNOWINGLY AND AFTER DEBTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE OF SUCH RIGHTS AND AS TO DEBTOR'S POSSIBLE ALTERNATIVE RIGHTS.


       6.5     TRANSFER OF COLLATERAL

               (1) Debtor hereby agrees that it will not sell, lease, assign, transfer or otherwise dispose of any of the Collateral except as permitted under the Loan Agreement. Debtor shall have the right, at any time and from time to time, to sell, lease, assign, transfer or otherwise dispose of any Collateral as and to the extent that such sale, lease, assignment, transfer or other disposition is permitted by the Loan Agreement.

               (2) No formal release by Secured Party shall be required in connection with the disposition of any Collateral in accordance with this
SECTION 6.5. Nevertheless, if any purchaser of such Collateral or Debtor should desire a release or other quitclaim from Secured Party in order to clear the record title of such Collateral, Secured Party shall, at Debtor's expense and promptly after receiving a written request from Debtor, execute an appropriate release or such other instruments as may be reasonably required to evidence that this Security Agreement does not constitute a lien on such Collateral.

               (3) No release by any party of the Collateral pursuant to this
SECTION 6.5 shall in any way alter, vary or diminish the security of the Collateral.


       6.6     RELEASE AND SATISFACTION

               Upon the termination of this Security Agreement and the payment and performance in full of the Secured Obligations, (i) the security interest created hereby shall terminate, (ii) upon written request of Debtor, Secured Party shall execute and deliver to Debtor, at Debtor's expense, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security, and Debtor shall deliver to Secured Party a general release of all of Secured Party's liabilities and obligations under all Loan Documents and an acknowledgment that the same have been terminated.


       6.7     BENEFIT

               This Security Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, legal representatives and assigns.


       6.8     ASSIGNMENT TO TRUST

               Debtor acknowledges and agrees that in connection with the Securitization contemplated by SECTION 9 of the Loan Agreement, this Security Agreement, together with the other Loan Documents, may be assigned, along with mortgage loans made to other borrowers, to, among others, an institutional trustee (the "TRUSTEE"), as trustee under a pooling and servicing agreement (the "POOLING AND SERVICING AGREEMENT"), and, pursuant to the Pooling and Servicing Agreement, a professional loan servicer of recognized standing (the "SERVICER") would be appointed to service the Loan, this Security Agreement and the Loan Documents as provided therein. Upon such assignment, the Trustee shall for all purposes be Secured Party hereunder (and all references herein to the Secured Party shall be deemed to refer to the Trustee). The Trustee, together with the Servicer, shall, among other things, (i) have the sole and exclusive benefit of and the right and power to exercise, or to direct the exercise of, all the rights and remedies of Secured Party hereunder, including, without limitation, the right to inspect the Collateral, to receive notices and financial information, to grant or withhold consents or approvals, to benefit from indemnities, to receive, hold and apply proceeds or any other amount or property provided by Debtor hereunder, and, upon the occurrence and during the continuation of an Event of Default, to take any action required or permitted of Secured Party, all in the Trustee's own name, and to exercise all other rights and remedies of Secured Party hereunder and under the Security Documents and
(ii) be bound by all the terms hereof which apply to Secured Party. Debtor hereby acknowledges the foregoing and agrees to be bound to the Trustee, upon such assignment, recognizing the Trustee as Secured Party hereunder as if the Trustee were named in this Security Agreement as Secured Party, recognizing that the Servicer shall be entitled to act on behalf of the Trustee and the Holders under and as provided in the Pooling and Servicing Agreement and shall be entitled to and shall receive all notices, financial and other information, agreements and other documents to be delivered to Secured Party or the Trustee hereunder and accepting and agreeing to all of the terms set forth in the Pooling and Servicing Agreement and the exhibits thereto, all of which shall be secured under the Security Documents. Upon such assignment, Debtor's obligations to the Secured Party specified in this Security Agreement shall be satisfied by Debtor's tendering full and timely payment or performance thereof to the Trustee or, if directed by the Trustee, to the Servicer. With respect to the delivery of documents and other written material, the Trustee and the Servicer shall have only the obligations expressly required of Secured Party herein or in the other Loan Documents or of the Trustee or the Servicer in the Pooling and Servicing Agreement. All rights and remedies of the Trustee as Secured Party hereunder, including all indemnities running to Secured Party, shall also operate for the benefit of the Servicer and the Holders as provided in the Pooling and Servicing Agreement and shall be exercised by the Trustee and the Servicer in accordance with and subject to the terms and conditions set forth in the Pooling and Servicing Agreement. The Debtor acknowledges and agrees that, until the Debtor has received notice to the contrary from the Trustee, all deliveries and notifications to be made by the Debtor to the Trustee pursuant to this Security Agreement or any other Loan Document, shall be made to the Servicer only and not to the Trustee.


       6.9     MODIFICATION; DISCHARGE; AND WAIVER

               No amendment, modification or discharge of this Security Agreement or waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.


       6.10    PRONOUNS

               All pronouns and any variations thereof in this Security Agreement shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or entity may require.


       6.11    HEADINGS

               Section and subsection headings contained in this Security Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Security Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.


       6.12    GOVERNING LAW

               This Security Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof).


       6.13    FILING

               A photographic or other copy of this Security Agreement may be filed in lieu of a financing statement.


       6.14    COUNTERPARTS

               This Security Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. In the event the parties hereto exchange signature pages of this Security Agreement by facsimile, they agree to send the original executed counterparts of this Security Agreement to one another by overnight delivery service.

7.     DEFINITIONS


       7.1     DEFINED TERMS

               The following terms, as used herein, shall have the following respective meanings

(and capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement):

               "AWARDS" shall have the meaning ascribed to it in the Mortgage.

               "CASH COLLATERAL ACCOUNT" shall have the meaning ascribed to it in the Loan Agreement.

               "COLLATERAL" shall have the meaning set forth in SECTION 1.1 hereof.

               "CONTRIBUTION AGREEMENT" shall have the meaning ascribed to it in the Loan Agreement.

               "DEFAULT INTEREST RATE" shall have the meaning ascribed to it in the Loan Agreement.

               "DEFEASED NOTE" shall have the meaning ascribed to it in SECTION 2.5(a)(v) of the Loan Agreement.

               "ENCUMBRANCE" shall have the meaning set forth in SECTION 2.1 hereof.

               "ENVIRONMENTAL RESERVE ACCOUNT" shall have the meaning ascribed to it in the Loan Agreement.

               "EVENT OF DEFAULT" shall have the meaning set forth in ARTICLE 5 hereof.

               "FIXTURES" shall have the meaning set forth in SECTION 1.1(1) hereof.

               "IMPROVEMENTS" shall have the meaning ascribed to it in the Loan Agreement.

               "INSURANCE PROCEEDS" shall have the meaning ascribed to it in the Mortgage.

               "LAND" shall have the meaning ascribed to it in the Loan
Agreement.

               "LEASES AND CONTRACTS" shall have the meaning set forth in
SECTION 1.1(4) hereof.

               "LOAN AGREEMENT" shall have the meaning ascribed to it in the recitals to this Agreement.

               "LOAN DOCUMENTS" shall have the meaning ascribed to it in the Loan Agreement.

               "LOCKBOX ACCOUNT" shall have the meaning ascribed to such term in the Loan Agreement.

               "MANAGEMENT AGREEMENT" shall have the meaning ascribed to it in the Loan Agreement.

               "MORTGAGE" shall have the meaning ascribed to it in the Loan Agreement.

               "MORTGAGE NOTE" shall have the meaning ascribed to it in the recitals to this Agreement; provided, however that if the principal amount of such promissory note shall be divided at any time into one or more Defeased Notes and one or more Undefeased Notes pursuant to SECTION 2.5(a)(v) of the Loan Agreement, "Mortgage Note" shall mean, collectively, all such Undefeased Note(s) and Defeased Note(s).

               "MORTGAGE TRUSTEE" means the "Trustee" as defined in the Mortgage.

               "PERMITTED ENCUMBRANCES" shall have the meaning set forth in
SECTION 2.1 hereof.

               "PERMITTED INVESTMENTS" shall have the meaning ascribed to it in the Loan Agreement.

               "POOLING AND SERVICING AGREEMENT" shall have the meaning set forth in SECTION 6.8 hereof.

               "PROPERTY" and "PROPERTIES" shall have the meaning ascribed to it in the recitals to this Agreement.

               "QUALIFIED INSURANCE COMPANIES" shall have the meaning ascribed to it in the Loan Agreement.

               "RENTS AND REVENUES" shall have the meaning set forth in SECTION 1.1(4) hereof.

               "SECURED OBLIGATIONS" shall have the meaning set forth in SECTION
1.1 hereof.

               "SECURITIZATION" shall have the meaning ascribed to it in the Loan Agreement.

               "SECURITY DOCUMENTS" shall have the meaning ascribed to it in the Loan Agreement.

               "SERVICER" shall have the meaning set forth in SECTION 6.8 hereof.

               "TAKING" shall have the meaning ascribed to it in the Mortgage.

               "TI RESERVE ACCOUNT" shall have the meaning ascribed to it in the Loan Agreement.

               "TITLE INSURANCE POLICIES" shall have the meaning ascribed to it in the Loan Agreement.

               "TRUSTEE" shall have the meaning set forth in SECTION 6.8 hereof.

               "U.C.C." means (i) the Uniform Commercial Code as in effect in the State of New York and (ii) "Revised Article 8" as such term is defined in 31 CFR Section 357.2, as adopted in any state as to which the United States Department of the Treasury has published in the Federal Register a notice indicating that it has concluded that 31 CFR Sections 357.10(c) and 357.11(d) are no longer applicable.

               "UNDEFEASED NOTE" shall have the meaning ascribed to it in
SECTION 2.5(a)(v) of the Loan Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

               IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

                                     DEBTOR:

                                     ARDEN REALTY FINANCE IV, L.L.C.


                                     By:
                                     Name:
                                     Title:

                                     SECURED PARTY:

                                     LEHMAN BROTHERS REALTY CORPORATION


                                     By:
                                     Name:
                                     Title:

                                                            EXHIBIT B TO
                                                            SECURITY AGREEMENT



                                     OFFICES


Debtor's principal place of business is located at:
                             11601 Wilshire Boulevard
                             Fourth Floor
                             Los Angeles, California  90025

Debtor also maintains offices or does business at the following locations:
                             See Exhibit B-1 attached hereto

Debtor keeps and maintains the Collateral only at the above locations or at the following locations (if none, indicate "None"):

                                      NONE